EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Journal Register Company, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provi-sions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issu-ance of up to the following number of shares of common stock, par value $.01 per share, set opposite each of the plans listed below:

         Benefit Plan                       Common Shares

         Journal Register Company
          Management Bonus Plan             1,100,000

         Journal Register Company
          1997 Stock Incentive Plan         4,843,750


         WHEREAS, the undersigned is a director and/or an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Jean B. Clifton as attorney for him and in his name, place and stead, and in his capacity as a director and/or an officer of the Company, to execute and file any such registration statement with respect to the above-described shares of common stock and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1997.

                                       By:

                                            /s/ Robert M. Jelenic
                                       Name:   Robert M. Jelenic
                                       Title:  Chairman of the Board,
                                               Chief Executive Officer,
                                               President and Director






                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Journal Register Company, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provi-sions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issu-ance of up to the following number of shares of common stock, par value $.01 per share, set opposite each of the plans listed below:

         Benefit Plan                       Common Shares

         Journal Register Company
          Management Bonus Plan             1,100,000

         Journal Register Company
          1997 Stock Incentive Plan         4,843,750


         WHEREAS, the undersigned is a director and/or an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert M. Jelenic as attorney for her and in her name, place and stead, and in her capacity as a director and/or an officer of the Company, to execute and file any such registration statement with respect to the above-described shares of common stock and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1997.

                                       By:

                                            /s/ Jean B. Clifton
                                       Name:   Jean B. Clifton
                                       Title:  Executive Vice President,
                                               Chief Financial Officer,
                                               Treasurer, Secretary
                                               and Director






                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Journal Register Company, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provi-sions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issu-ance of up to the following number of shares of common stock, par value $.01 per share, set opposite each of the plans listed below:

         Benefit Plan                       Common Shares

         Journal Register Company
          Management Bonus Plan             1,100,000

         Journal Register Company
          1997 Stock Incentive Plan         4,843,750


         WHEREAS, the undersigned is a director and/or an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Jean B. Clifton and Robert M. Jelenic, and each of them, as at-torneys for him or her and in his or her name, place and stead, and in his or her capacity as a director and/or an officer of the Company, to execute and file any such registration statement with respect to the above-described shares of common stock and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1997.

                                       By:

                                            /s/ Douglas M. Karp
                                       Name:   Douglas M. Karp
                                       Title:  Director






                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Journal Register Company, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provi-sions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issu-ance of up to the following number of shares of common stock, par value $.01 per share, set opposite each of the plans listed below:

         Benefit Plan                       Common Shares

         Journal Register Company
          Management Bonus Plan             1,100,000

         Journal Register Company
          1997 Stock Incentive Plan         4,843,750


         WHEREAS, the undersigned is a director and/or an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Jean B. Clifton and Robert M. Jelenic, and each of them, as at-torneys for him or her and in his or her name, place and stead, and in his or her capacity as a director and/or an officer of the Company, to execute and file any such registration statement with respect to the above-described shares of common stock and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1997.

                                       By:

                                            /s/ Sidney Lapidus
                                       Name:   Sidney Lapidus
                                       Title:  Director






                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Journal Register Company, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provi-sions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issu-ance of up to the following number of shares of common stock, par value $.01 per share, set opposite each of the plans listed below:

         Benefit Plan                       Common Shares

         Journal Register Company
          Management Bonus Plan             1,100,000

         Journal Register Company
          1997 Stock Incentive Plan         4,843,750


         WHEREAS, the undersigned is a director and/or an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Jean B. Clifton and Robert M. Jelenic, and each of them, as at-torneys for him or her and in his or her name, place and stead, and in his or her capacity as a director and/or an officer of the Company, to execute and file any such registration statement with respect to the above-described shares of common stock and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1997.

                                       By:

                                            /s/ John L. Vogelstein
                                       Name:   John L. Vogelstein
                                       Title:  Director